CARPENTER TECHNOLOGY CORPORATION
                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1998, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 10th day of September, 1998.


                               /s/ William S. Dietrich II
                               ---------------------------
                               William S. Dietrich II
                               Director

                 CARPENTER TECHNOLOGY CORPORATION

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1998, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 10th day of September, 1998.


                               /s/J. Michael Fitzpatrick
                               --------------------------
                               J. Michael Fitzpatrick
                               Director

                 CARPENTER TECHNOLOGY CORPORATION

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1998, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 10th day of September, 1998.


                               /s/William J. Hudson, Jr.
                               --------------------------
                               William J. Hudson, Jr.
                               Director

                 CARPENTER TECHNOLOGY CORPORATION

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1998, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 10th day of September, 1998.


                               /s/Edward W. Kay
                               ----------------------
                               Edward W. Kay
                               Director

                CARPENTER TECHNOLOGY CORPORATION

                       POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1998, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 10th day of September, 1998.

                               /s/Marlin Miller, Jr.
                               -----------------------
                               Marlin Miller, Jr.
                               Director

                 CARPENTER TECHNOLOGY CORPORATION

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1998, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 10th day of September, 1998.

                               /s/Peter C. Rossin
                               ---------------------
                               Peter C. Rossin
                               Director

                 CARPENTER TECHNOLOGY CORPORATION

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in her capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1998, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 17th day of September, 1998.

                               /s/Kathryn C. Turner
                               ----------------------
                               Kathryn C. Turner
                               Director